UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 3, 2013

CH ENERGY GROUP, INC.

CENTRAL HUDSON GAS & ELECTRIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	0-30512	14-1804460
	1-3268	14-0555980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue Poughkeepsie, New York 12601-4839
(Address of Principal Executive Offices) (Zip Code)

(845) 482-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

            On May 3, 2013, two Administrative Law Judges of the New York State Public Service Commission (the “Commission”) issued publicly a Recommended Decision and a Notice of Schedule for Filing Exceptions regarding their recommendation to the Commission regarding the proposed acquisition of CH Energy Group, Inc. by Fortis Inc. (“Fortis”).  On May 4, 2013, CH Energy Group, Inc., published a press release responding to the Recommended Decision.  A copy of the Recommended Decision and Notice of Schedule for Filing Exceptions is attached hereto as Exhibit 99.1 and a copy of the press release is attached hereto as Exhibit 99.2, and the foregoing descriptions are qualified in its entirety by reference thereto.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Document Designation
99.1	Notice of Schedule for Filing Exceptions and Recommended Decision, dated May 3, 2013
99.2	Press release, dated May 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2013

CH ENERGY GROUP, INC.
By:	/s/ Kimberly J. Wright
	Name:	Kimberly J. Wright
	Title:	Vice President – Accounting and Controller
CENTRAL HUDSON GAS & ELECTRIC CORPORATION
By:	/s/ Kimberly J. Wright
	Name:	Kimberly J. Wright
	Title:	Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Schedule for Filing Exceptions and Recommended Decision, dated May 3, 2013
99.2	Press release, dated May 4, 2013